Exhibit 99.1

MUNICIPAL MORTGAGE AND EQUITY, LLC

EARNINGS PACKAGE

QUARTER ENDED DECEMBER 31, 2003

TABLE OF CONTENTS

GAAP Income Statement for the three months and year ended December 31, 2003	Page 1
Variance Analysis for GAAP	Page 2
Rolling Five Quarters – GAAP	Page 4
Calculation of Diluted Earnings Per Share	Page 5
GAAP Net Income to CAD reconciliation for the Rolling Five Quarters	Page 6
GAAP Net Income to CAD reconciliation for three months and year ended December 31, 2003	Page 8
CAD Statement for the three months and year ended December 31, 2003	Page 10
Variance Analysis for CAD	Page 11
Rolling Five Quarters – CAD	Page 13
Condensed Balance Sheets and Book Value Per Share	Page 14
Analysis of Consolidated Balance Sheet Components	Page 15
Summary of 4th Quarter 2003 Investment Activity	Page 17
Participating Portfolio Property Net Operating Income Trends	Page 18
Units and Average Rents for Bond Portfolio	Page 19

MUNICIPAL MORTAGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudiated)

	For the three months ended		For the year ended
	December 31,		December 31,

	2003	2002	2003	2002

INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$15,887	$13,953	$61,413	$59,923
Interest on loans	9,232	9,195	35,706	34,895
Interest on short-term investments	305	264	1,137	1,255

Total interest income	25,424	23,412	98,256	96,073

Fee income
Syndication fees	17,856	2,456	26,856	7,221
Origination fees	2,805	2,023	6,584	6,631
Loan servicing fees	1,710	1,711	7,173	6,823
Asset management and advisory fees	4,871	1,011	10,336	3,887
Guarantee fees	1,500	22	3,614	232
Other income	1,881	1,110	8,855	4,203

Total fee income	30,623	8,333	63,418	28,997

Net gain (loss) on sales	(726)	5,032	10,293	8,558

Total income	55,321	36,777	171,967	133,628

EXPENSES:
Interest expense	11,720	10,366	43,508	36,596
Interest expense on preferred shares (Note 1)	3,194	—	6,188	—
Salaries and benefits	15,034	6,475	41,736	22,678
General and administrative	5,149	1,841	12,162	7,020
Professional fees	1,217	1,472	4,188	4,960
Amortization of intangibles	2,859	329	6,525	1,314

Total expenses	39,173	20,483	114,307	72,568

Net holding gains (losses) on derivatives	2,400	(333)	6,322	(14,863)
Impairments and valuation allowances related to investments	(5,839)	(620)	(6,983)	(730)
Net income (losses) from equity investments in partnerships	788	(1,341)	(3,173)	(3,057)
Income tax benefit (expense)	(2,956)	(260)	138	(1,484)
Income allocable to preferred shareholders in a subsidiary company (Note 1)	—	(2,994)	(5,989)	(11,977)

Net income from continuing operations	10,541	10,746	47,975	28,949
Discontinued operations	—	—	25,748	—
Cumulative effect of a change in accounting principle	(1,228)	—	(1,228)	—

Net income	$9,313	$10,746	$72,495	$28,949

Net income allocated to:
Term growth shares	—	—	—	153

Common shares	$9,313	$10,746	$72,495	$28,796

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
Net income from continuing operations	$0.33	$0.42	$1.63	$1.16
Discontinued operations	—	—	0.88	—
Cumulative effect of a change in accounting principle	(0.04)	—	(0.04)	—

Basic earnings per common share	$0.29	$0.42	$2.47	$1.16

Weighted average common shares outstanding	32,496,904	25,426,254	29,397,521	24,904,437
Diluted earnings per common share:
Net income from continuing operations	$0.32	$0.41	$1.61	$1.13
Discontinued operations	—	—	0.87	—
Cumulative effect of a change in accounting principle	(0.04)	—	(0.04)	—

Diluted earnings per common share	$0.28	$0.41	$2.44	$1.13

Weighted average common shares outstanding	32,894,390	25,917,641	29,766,032	25,473,815

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

VARIANCE ANALYSIS FOR GAAP

4th Quarter 2003 Compared to 4th Quarter 2002:

GAAP net income for the fourth quarter of 2003 decreased $1.4 million compared to the same period last year due primarily to the following changes:

(1) a $4.3 million increase in income from equity investments primarily related to CAPREIT;

(2) a $3.7 million contribution in net income from MMA Financial TC Corp (“TC Corp”) consisting primarily of the following components:

(i) $17.6 million in syndication fees;

(ii) $3.6 million in asset management fees;

(iii) $1.4 million in other income composed primarily of:

a. $0.5 million of guarantee fee income received from tax credit equity funds;

b. $0.5 million of contingent general partner and general partner fees received from tax credit equity funds; and

c. $0.4 million in fees received for investment valuation services; offset in part by

(iv) $8.2 million in salaries and benefits;

(v) $4.7 million in net loss from the guaranteed tax credit equity funds;

(vi) $2.8 million in rent expense, professional fees and general and administrative costs;

(vii) $2.4 million in amortization of intangibles; and

(viii) $0.8 million in charitable contributions;

(3) a $2.7 million increase in the fair value of derivatives;

(4) a $2.6 million increase in net interest income; and

(5) a $0.8 million increase in origination fee income;

Offset in part by:

(6) a $5.2 million increase in impairments and valuation allowances related to investments;

(7) a $2.7 million increase in income tax expense;

(8) a $2.2 million decrease in non-TC Corp related syndication fees due to a decrease in volume;

(9) a $2.0 million increase in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;

(10) a $1.9 million decrease in gain on sales associated with the sale of tax-exempt bonds and loans;

(11) a $1.2 million increase in cumulative effect of a change in accounting principle; and

(12) a $0.4 million increase in non-TC Corp-related salaries and benefits

Year-to-Date 2003 Compared to Year-to-Date 2002:

GAAP net income for the year ended December 31, 2003 increased $43.5 million over the same period last year due primarily to the following changes:

(1) $25.7 million in discontinued operations resulting from the sale of a property that was previously held by the Company;

(2) a $21.2 million increase in the fair value of derivatives;

(3) a $7.7 million contribution in net income from TC Corp consisting primarily of the following components:

(i) $22.6 million in syndication fees;

(ii) $5.6 million in asset management fees;

(iii) $2.9 million in other income consisting of:

a. $1.2 million of guarantee fee income received from tax credit equity funds;

b. $1.0 million of contingent general partner and general partner fees received from tax credit equity funds; and

c. $0.6 million in fees received for investment valuation services; offset in part by

(iv) $12.8 million in salaries and benefits;

(v) $4.8 million in amortization of intangibles;

(vi) $4.4 million in rent expense, professional fees and general and administrative costs; and

(vii) $1.1 million net loss from the guaranteed tax credit equity funds

(4) a $3.3 million increase in income from equity investments primarily related to CAPREIT;

(5) a $3.2 million increase in non-TC Corp-related other income due primarily to:

(i) $1.7 million in prepayment fees collected from the early payment of tax-exempt bond investments;

(ii) $1.6 million in fees collected on a conventional equity deal;

(iii) $0.8 million collected as the result of a collateral release after the sale of a property;

(iv) a $0.6 million increase in income collected on written put options; offset by

(v) a $1.5 million decrease in commission income;

(6) a $1.6 million increase in income tax benefit;

(7) a $1.1 million increase in gain on sales associated with sale of tax-exempt bonds and loans;

(8) a $0.8 million increase in non-TC Corp-related asset management and advisory fees; and

(9) a $0.4 million increase in loan servicing fees due to growth in the loan servicing portfolio;

Offset in part by:

(10) a $6.3 million increase in impairments and valuation allowances related to investments;

(11) a $6.2 million increase in non-TC Corp-related salaries and benefits resulting primarily from a $2.7 million increase in salaries and other compensation and a $3.5 million increase in bonus expense;

(12) a $3.9 million in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;

(13) a $2.9 million decrease in non-TC Corp-related syndication fees due to a decrease in the volume of syndications closed combined with taking $0.5 million in organizational and offering costs reimbursements related to closed syndicated tax credit equity funds into income during the first quarter of 2002;

(14) a $1.2 million increase in cumulative effect of a change in accounting principle; and

(15) a $0.8 million decrease in net interest income

MUNICIPAL MORTAGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudiated)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02

INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$15,887	$15,612	$13,929	$15,985	$13,953
Interest on loans	9,232	9,408	7,563	9,503	9,195
Interest on short-term investments	305	308	332	192	264

Total interest income	25,424	25,328	21,824	25,680	23,412

Fee income
Syndication fees	17,856	5,764	1,825	1,411	2,456
Origination fees	2,805	862	2,219	698	2,023
Loan servicing fees	1,710	1,716	1,838	1,909	1,711
Asset management and advisory fees	4,871	3,191	1,198	1,076	1,011
Guarantee fees	1,500	1,891	112	111	22
Other income	1,881	1,691	3,197	2,086	1,110

Total fee income	30,623	15,115	10,389	7,291	8,333

Net gain (loss) on sales	(726)	8,288	1,453	1,278	5,032

Total income	55,321	48,731	33,666	34,249	36,777

EXPENSES:
Interest expense	11,720	12,696	8,724	10,368	10,366
Interest expense on preferred shares (Note 1)	3,194	2,994	—	—	—
Salaries and benefits	15,034	12,065	8,671	5,966	6,475
General and administrative	5,149	3,385	1,972	1,656	1,841
Professional fees	1,217	1,105	877	989	1,472
Amortization of intangibles	2,859	2,863	414	389	329

Total expenses	39,173	35,108	20,658	19,368	20,483

Net holding gains (losses) on derivatives	2,400	3,498	(2,449)	2,873	(333)
Impairments and valuation allowances related to investments	(5,839)	—	(1,144)	—	(620)
Net income (losses) from equity investments in partnerships	788	(1,608)	(1,606)	(747)	(1,341)
Income tax benefit (expense)	(2,956)	2,622	540	(68)	(260)
Income allocable to preferred shareholders in a subsidiary company (Note 1)	—	—	(2,995)	(2,994)	(2,994)

Net income from continuing operations	10,541	18,135	5,354	13,945	10,746
Discontinued operations	—	—	25,748	—	—
Cumulative effect of a change in accounting principle	(1,228)

Net income	$9,313	$18,135	$31,102	$13,945	$10,746

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
Net income from continuing operations	$0.33	$0.63	$0.19	$0.51	$0.42
Discontinued operations	—	—	0.89	—	—
Cumulative effect of a change in accounting principle	(0.04)	—	—	—	—

Basic earnings per common share	$0.29	$0.63	$1.08	$0.51	$0.42

Weighted average common shares outstanding	32,496,904	28,842,447	28,857,305	27,342,870	25,426,254
Diluted earnings per common share:
Net income from continuing operations	$0.32	$0.62	$0.18	$0.50	$0.41
Discontinued operations	—	—	0.88	—	—
Cumulative effect of a change in accounting principle	(0.04)	—	—	—	—

Diluted earnings per common share	$0.28	$0.62	$1.06	$0.50	$0.41

Weighted average common shares outstanding	32,894,390	29,224,605	29,213,062	27,681,511	25,917,641

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Municipal Mortagage & Equity, LLC
Reconciliation of Basic and Diluted EPS
(Unaudiated)

	For the three months ended December 31, 2003			For the three months ended December 31, 2002
(In thousands, except share	Income	Shares	Per Share	Income	Shares	Per Share
and per share data)	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount

Basic EPS
Net income before cumulative effect of accounting change and discontinued operations	$10,541		0.33	$10,746		$0.42
Discontinued operations	—		—	—		—
Cumulative effect of a change in accounting principle	(1,228)		(0.04)	—		—

Income allocable to common shares	$9,313	32,496,904	$0.29	$10,746	25,426,254	$0.42

Effect of Dilutive Securities
Options and deferred shares		397,486			402,817
Earnings contingency		—			88,570

Diluted EPS
Income allocable to common shares plus assumed conversions	$9,313	32,894,390	$0.28	$10,746	25,917,641	$0.41

	For the year ended December 31, 2003			For the year ended December 31, 2002
(In thousands, except share	Income	Shares	Per Share	Income	Shares	Per Share
and per share data)	(Numerator)	(Denominator)	Amount	(Numerator)	(Denominator)	Amount

Basic EPS
Net income before cumulative effect of accounting change and discontinued operations	$47,975		$1.63	$28,796		$1.16
Discontinued operations	25,748		0.88
Cumulative effect of a change in accounting principle	(1,228)		(0.04)	—		—

Income allocable to common shares	$72,495	29,397,521	$2.47	$28,796	24,904,437	$1.16

Effect of Dilutive Securities
Options and deferred shares		368,511			447,594
Earnings contingency		—			121,784

Diluted EPS
Income allocable to common shares plus assumed conversions	$72,495	29,766,032	$2.44	$28,796	25,473,815	$1.13

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
(In thousands)
(Unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02

INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$15,887	$15,612	$13,929	$15,985	$13,953
Interest on loans	9,232	9,408	7,563	9,503	9,195
Interest on short-term investments	305	308	332	192	264

Total interest income	25,424	25,328	21,824	25,680	23,412

Fee income
Syndication fees	17,856	5,764	1,825	1,411	2,456
Origination fees	2,805	862	2,219	698	2,023
Loan servicing fees	1,710	1,716	1,838	1,909	1,711
Asset management and advisory fees	4,871	3,191	1,198	1,076	1,011
Guarantee fees	1,500	1,891	112	111	22
Other income	1,881	1,691	3,197	2,086	1,110

Total fee income	30,623	15,115	10,389	7,291	8,333

Net gain on sales	(726)	8,288	1,453	1,278	5,032

Total income	55,321	48,731	33,666	34,249	36,777

EXPENSES:
Interest expense	11,720	12,696	8,724	10,368	10,366
Interest expense on preferred shares	3,194	2,994	—	—	—
Salaries and benefits	15,034	12,065	8,671	5,966	6,475
General and administrative	5,149	3,385	1,972	1,656	1,841
Professional fees	1,217	1,105	877	989	1,472
Amortization of intangibles	2,859	2,863	414	389	329

Total expenses	39,173	35,108	20,658	19,368	20,483

Net holding gains (losses) on derivatives	2,400	3,498	(2,449)	2,873	(333)
Impairments and valuation allowances related to investments	(5,839)	—	(1,144)	—	(620)
Net losses from equity investments in partnerships	788	(1,608)	(1,606)	(747)	(1,341)
Income tax benefit (expense)	(2,956)	2,622	540	(68)	(260)
Income allocable to preferred shareholders in a subsidiary company	—	—	(2,995)	(2,994)	(2,994)

Net income from continuing operations	10,541	18,135	5,354	13,945	10,746
Discontinued operations	—	—	25,748	—	—
Cummulative effect of a change in accounting principle	(1,228)	—	—	—	—

Net income	$9,313	$18,135	$31,102	$13,945	$10,746

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$(2,400)	$(3,498)	$2,449	$(2,873)	$333
(2) Equity investments	(235)	1,995	3,181	2,410	2,837
(3) Net gain on sales	(2,211)	(577)	(10,486)	(327)	(3,395)
(3) Amortization of capitalized mortgage servicing fees	385	390	414	352	329
(3) Amortization of asset management contracts	2,458	2,422	—	—	—
(4) Origination fees, syndication fees and other income, net	2,650	2,675	1,335	281	1,376
(5) Valuation allowances and other-than-temporary impairments	3,037	—	1,097	—	620
(6) Deferred tax expense	21	(2,622)	984	628	703
(7) Discontinued operations	—	—	(25,748)	—	—
(7) Interest income	—	—	10,793	—	—
(8) Fund income	4,775	(3,629)	—	—	—
(9) Change in accounting principle	1,228	—	—	—	—

Cash Available for Distribution (CAD)	$19,021	$15,291	$15,121	$14,416	$13,549

Notes

(1)  For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company’s calculation of CAD.

(2)  For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3)  For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of mortgage servicing rights; (b) amortization of mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4)  This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

(a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

(b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds.

(c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

(d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with the CAD revenue recognition.

(5)  For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, the tax-exempt status of the income or the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6)  For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7)  For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8)  For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD.

(9) As a result of the adoption of the Financial Accounting Standards Board Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN46”), the company determined its residual interests in bond securitizations represented an equity interest in a variable interest entities (“VIEs”), and the Company was the primary beneficiary of the VIEs and therefore, needed to consolidate the securitization trusts. The cumulative effect of adopting FIN 46 was a decrease to net income of approximately $1.2 million as of December 31, 2003.

MUNICIPAL MORTGAGE & EQUITY, LLC
RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION

(In thousands)
(Unaudited)

	For the three months ended		For the year ended
	December 31,		December 31,

	2003	2002	2003	2002

INCOME:
Interest income
Interest on bonds and residual interests in bond securitizations	$15,887	$13,953	$61,413	$59,923
Interest on loans	9,232	9,195	35,706	34,895
Interest on short-term investments	305	264	1,137	1,255

Total interest income	25,424	23,412	98,256	96,073

Fee income
Syndication fees	17,856	2,456	26,856	7,221
Origination fees	2,805	2,023	6,584	6,631
Loan servicing fees	1,710	1,711	7,173	6,823
Asset management and advisory fees	4,871	1,011	10,336	3,887
Guarantee fees	1,500	22	3,614	232
Other income	1,881	1,110	8,855	4,203

Total fee income	30,623	8,333	63,418	28,997

Net gain on sales	(726)	5,032	10,293	8,558

Total income	55,321	36,777	171,967	133,628

EXPENSES:
Interest expense	11,720	10,366	43,508	36,596
Interest expense on preferred shares	3,194	—	6,188	—
Salaries and benefits	15,034	6,475	41,736	22,678
General and administrative	5,149	1,841	12,162	7,020
Professional fees	1,217	1,472	4,188	4,960
Amortization of intangibles	2,859	329	6,525	1,314

Total expenses	39,173	20,483	114,307	72,568

Net holding gains (losses) on derivatives	2,400	(333)	6,322	(14,863)
Impairments and valuation allowances related to investments	(5,839)	(620)	(6,983)	(730)
Net gains (losses) from equity investments in partnerships	788	(1,341)	(3,173)	(3,057)
Income tax benefit (expense)	(2,956)	(260)	138	(1,484)
Income allocable to preferred shareholders in a subsidiary company	—	(2,994)	(5,989)	(11,977)

Net income from continuing operations	10,541	10,746	47,975	28,949
Discontinued operations	—	—	25,748	—
Cummulative effect of a change in accounting principle	(1,228)	—	(1,228)	—

Net income	$9,313	$10,746	$72,495	$28,949

Net income allocated to:
Term growth shares	—	—	—	153

Common shares	$9,313	$10,746	$72,495	$28,796

Conversion to Cash Available for Distribution:
(1) Mark to market adjustments	$(2,400)	$333	$(6,322)	14,863
(2) Equity investments	(235)	2,836	10,833	6,603
(3) Net gain on sales	(2,211)	(3,395)	(14,259)	(6,572)
(3) Amortization of capitalized mortgage servicing fees	385	329	1,541	1,314
(3) Amortization of asset management contracts	2,458	—	4,844	—
(4) Origination fees, syndication fees and other income, net	2,650	1,377	4,789	3,553
(5) Valuation allowances and other-than-temporary impairments	3,037	620	4,134	730
(6) Deferred tax expense	21	703	(989)	1,341
(7) Discontinued operations	—	—	(25,748)	—
(7) Interest income	—	—	10,793	—
(8) Fund income	4,775	—	510	—
(9) Change in accounting principle	1,228	—	1,228	—

Cash Available for Distribution (CAD)	$19,021	$13,549	$63,849	$50,628

Notes

(1)  For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through net income. These non-cash gains and losses are not included in the Company’s calculation of CAD.

(2)  For GAAP reporting, the Company accounts for various investments in partnerships using the equity accounting method. As a result, the Company’s allocable share of the income or loss from the partnerships is reported in income (losses) from equity investments in partnerships. The income from these partnerships includes depreciation expense and changes in the fair value of investments in derivatives. For GAAP reporting, distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income.

(3)  For GAAP reporting, the Company recognizes non-cash gains and losses and amortization of intangible assets, including (a) non-cash gains and losses associated with the sale of assets or capitalization of mortgage servicing rights; (b) amortization of mortgage servicing rights over the estimated life of the serviced loans; and (c) amortization of asset management contracts recorded in connection with a July 2003 acquisition. These non-cash items are not included in CAD.

(4)  This adjustment reflects the net difference, for the relevant period, between fees reflected in income when received for CAD and the recognition of fees for GAAP. This line item reflects several types of income:

(a) Origination fees and certain other income amounts, which are recognized as income when received for CAD purposes, but for GAAP reporting are amortized over the life of the associated investment.

(b) Syndication fees, which are recognized as income when earned for CAD purposes, but for GAAP reporting a portion of the fee may be deferred until investors have paid in greater than 20% of their total capital contributions to the tax credit funds.

(c) Guarantee fees, which are recognized as income when received for CAD purposes, but for GAAP reporting are recorded into income over the guarantee period.

(d) Asset management fees, which are recognized as income when earned and collectible for CAD purposes, but for GAAP purposes are applied first to relieve accounts receivable recorded in conjunction with the July 2003 acquisition, and second as income consistent with the CAD revenue recognition.

(5)  For GAAP reporting, the Company records valuation allowances and other-than-temporary impairments on its investments in loans, bonds and other bond-related investments. Such non-cash charges do not affect the cash flow generated from the operation of the underlying properties, distributions to shareholders, the tax-exempt status of the income or the financial obligation under the bonds. Therefore, these items are not included in the calculation of CAD.

(6)  For GAAP reporting, the Company’s income tax expense contains both a current and a deferred component. Only the Company’s current income tax expense is reflected in CAD.

(7)  For GAAP reporting, the Company recognized a gain upon the sale of a property. This gain was required to be classified as discontinued operations because the Company owned the property prior to the sale. For CAD reporting, the gain was significantly less due to recording a portion of the proceeds as interest income. In addition, the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

(8)  For those of the Company’s tax credit equity syndication funds in which the Company provides a guarantee or otherwise has continuing involvement in the underlying assets of the fund, GAAP accounting requires the Company to record the net income (loss) from the fund. This non-cash item is not reflected in CAD.

(9) As a result of the adoption of Financial Accounting Standards Board Interpretation No.46, “Consolidation of Variable Interest Entities” (“FIN 46”), the company determined its residual interests in bond securitizations represented an equity interest in a variable interest entity (“VIE”) and the Company was the primary beneficiary of the VIE and therefore, needed to consolidate the securitization trusts. The cumulative effect of adopting FIN 46 was a decrease to net income of approximately $1.2 million as of December 31, 2003.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(Unaudited)
(In thousands, except share and per share data)

	For the three months ended		For the year ended
	December 31,		December 31,

	2003	2002	2003	2002

SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$24,708	$22,596	$105,779	$92,267
Interest on short-term investments	243	264	1,044	1,255
Syndication fees	18,004	2,456	27,828	7,221
Origination fees	4,047	3,007	9,805	9,726
Loan servicing fees	1,705	1,711	7,157	6,823
Asset management and advisory fees	6,267	1,011	12,318	3,887
Distributions from equity investments in partnerships	2,123	1,535	7,616	3,585
Other income	2,407	1,609	11,103	5,071
Net gain (loss) on sales	878	1,637	(3,965)	1,986

TOTAL SOURCES OF CASH	60,382	35,826	178,685	131,821

EXPENSES:
Interest expense	11,432	9,899	41,293	34,223
Interest expense - preferred shares (Note 1)	3,195	—	6,189	—
Salaries and benefits	15,034	6,475	41,736	22,678
Professional fees	1,217	1,472	4,188	4,960
General and administrative	4,746	1,880	11,741	7,059
Loss on loans and investments	2,802	—	2,849	—
Income tax expense (benefit)	2,935	(443)	851	143

TOTAL EXPENSES	41,361	19,283	108,847	69,063

CASH AVAILABLE FOR DISTRIBUTION	19,021	16,543	69,838	62,758

LESS:
Cash allocable to preferred shareholders and term growth shares, including preferred shareholders in a subsidiary company (Note 1)	—	2,994	5,989	12,130

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$19,021	$13,549	$63,849	$50,628

CAD PER COMMON SHARE	0.58	$0.53	$2.13	$2.00

COMMON SHARES OUTSTANDING	32,576,380	25,546,010

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$19,021	$13,549	$63,849	$50,628

ACTUAL AMOUNT PAID	$14,739	$11,304	$55,122	$44,498

PAYOUT RATIO	77.5%	83.4%	86.3%	87.9%

COMMON SHARES OUTSTANDING FOR DISTRIBUTION	32,576,380	25,546,010

CASH DISTRIBUTION PER COMMON SHARE	$0.4525	$0.4425	$1.7950	$1.7550

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares awarded under the Midland acquisition earn out provision.

VARIANCE ANALYSIS FOR CAD

4th Quarter 2003 Compared to 4th Quarter 2002:

CAD income for the fourth quarter of 2003 increased $5.5 million over the same period last year due primarily to the following changes:

(1)	a $12.6 million contribution in income from MMA Financial TC Corp (“TC Corp”) consisting primarily of the following components:

(i)	$17.8 million in syndication fees;

(ii)	$5.0 million in asset management fees;

(iii)	$1.4 million in other income composed primarily of:

a.	$0.5 million of guarantee fee income received from tax credit equity funds;

b.	$0.5 million of contingent general partner and general partner fees received from tax credit equity funds; and

c.	$0.4 million in fees received for investment valuation services; offset in part by

(iv)	$8.2 million in salaries and benefits; and

(v)	$3.4 million in rent expense, professional fees and general and administrative costs;

(2)	a $2.5 million increase in net interest income;

(3)	a $1.0 million increase in origination fees;

(4)	a $0.6 million increase in distributions from equity investments in CAPREIT; and

(5)	a $0.2 million increase in non-TC Corp related asset management and advisory fees;

Offset in part by:

(6)	a $3.4 million increase in income tax expense

(7)	a $2.8 million increase in loan losses. This represents:

(i)	a write off of $2.0 million in advances to tax credit equity funds that will not be collected;

(ii)	a write off of $0.5 million in advances to HUD under the Company’s loss sharing arrangement; and

(iii)	a write off of $0.3 million in loans where the likelihood of collection is remote;

(8)	a $2.2 million decrease in non-HCI related syndication fees due to decrease in volume;

(9)	a $2.0 million increase in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;

(10)	a $0.8 million decrease in gain on sales due primarily to:

(i)	a decrease of $1.0 million in gains recognized on the sale of tax-exempt bond and taxable loans;

(ii)	a $0.2 million loss recognized on the disposal of fixed assets; offset in part by

(iii)	a $0.5 million increase in gain on sales related to increase in premiums on the delivery of loans to HUD and gain on sale on delivery of loans to a new conduit lender; and

(11)	a $0.4 million increase in non-HCI-related salaries and benefits.

Year-to-Date 2003 Compared to Year-to-Date 2002:

CAD income for the year ended December 31, 2003 increased $13.2 million over the same period last year due primarily to the following changes:

(1)	a $16.0 million contribution in income from HCI, consisting primarily of the following components:

(i)	$23.6 million in syndication fees;

(ii)	$7.7 million in asset management fees;

(iii)	$2.9 million in other income composed primarily of:

a.	$1.2 million of guarantee fee income received from tax credit equity funds;

b.	$1.0 million of contingent general partner and general partner fees received from tax credit equity funds; and

c.	$0.6 million in fees received for investment valuation services; offset in part by

(iv)	$13.4 million in salaries and benefits; and

(v)	$4.8 million in rent expense, professional fees and general and administrative costs;

(2)	a $10.3 million increase in net interest income due primarily to a $10.8 million increase in interest income related to the payoff of a tax-exempt bond on a property that was sold;

(3)	a $4.0 million increase in distributions from equity investments in CAPREIT;

(4)	a $3.4 million increase in non-HCI-related other income due primarily to:

(i)	$1.7 million in prepayment fees collected from the early payment of tax-exempt bond investments;

(ii)	$1.6 million in fees collected on a conventional equity deal;

(iii)	$1.0 million of interest collected from a property that was held by the Company prior to sale to a third party;

(iv)	$0.8 million collected as the result of a collateral release after the sale of a property;

(v)	a $0.6 million increase in income collected on written put options; offset by

(vi)	a $1.5 million decrease in commission income; and

(vii)	a $0.8 million decrease in the collection of loan related fees such as cancellation, application and extension fees;

(5)	a $0.8 million increase in non-TC Corp-related asset management and advisory fees; and

(6)	a $0.4 million increase in loan servicing fees due to growth in the loan servicing portfolio;

Offset in part by:

(7)	a $6.0 million decrease in gain on sales due primarily to:

(i)	a $10.8 million loss on the termination of interest rate swaps;

(ii)	a $1.4 million increase in gain on the sale of tax-exempt bonds and taxable loans;

(iii)	a $1.5 million gain recorded on the payoff of the tax-exempt bond and taxable loan on a property held by the Company that was sold; and

(iv)	a $2.2 million increase in gain on sales related to an increase in premiums on the delivery of loans to HUD and gain on sale on delivery of loans to a new conduit lender; and

(v)	a $0.2 million loss recognized on the disposal of fixed assets;

(8)	a $5.6 million increase in non-TC Corp-related salaries and benefits resulting primarily from a $2.3 million increase in salaries and other compensation and a $3.4 million increase in bonus expense;

(9)	$3.9 million in interest expense and amortization of debt issue costs associated with a line of credit used to fund the HCI acquisition;

(10)	a $2.9 million decrease in non-TC Corp-related syndication fees due to a decrease in the volume of syndications closed combined with taking $0.5 million in organizational and offering costs reimbursements related to closed syndicated tax credit equity funds into income during the first quarter of 2002;

(11)	a $2.8 million increase in loan losses as described in the fourth quarter summary immediately above; and

(12)	a $0.7 million increase in income tax expense.

MUNICIPAL MORTGAGE & EQUITY, LLC
CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
(In thousands, except share and per share data)
(Unaudited)

	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended	Qtr Ended
	12/31/03	09/30/03	06/30/03	03/31/03	12/31/02

SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans	$24,708	$24,626	$31,597	$24,848	$22,596
Interest on short-term investments	243	277	332	192	264
Syndication fees	18,004	6,588	1,825	1,411	2,456
Origination fees	4,047	1,887	2,711	1,160	3,007
Loan servicing fees	1,705	1,708	1,835	1,909	1,711
Asset management and advisory fees	6,267	3,777	1,198	1,076	1,011
Distributions from equity investments in partnerships	2,123	1,946	1,716	1,831	1,535
Other income	2,407	2,384	4,221	2,091	1,609
Net gain (loss) on sales	878	3,239	(9,033)	951	1,637

TOTAL SOURCES OF CASH	60,382	46,432	36,402	35,469	35,826

EXPENSES:
Interest expense	11,432	11,920	8,102	9,839	9,899
Interest expense - preferred shares (Note 1)	3,195	2,994	—	—	—
Salaries and benefits	15,034	12,065	8,671	5,966	6,475
Professional fees	1,217	1,105	877	989	1,472
General and administrative	4,746	3,057	2,113	1,825	1,880
Loss on loans and investments	2,802	—	47	—	—
Income tax expense (benefit)	2,935	—	(1,524)	(560)	(443)

TOTAL EXPENSES	41,361	31,141	18,286	18,059	19,283

CASH AVAILABLE FOR DISTRIBUTION	19,021	15,291	18,116	17,410	16,543
LESS:
Cash allocable to preferred shareholders of a subsidiary company (Note 1)	—	—	2,995	2,994	2,994

CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$19,021	$15,291	$15,121	$14,416	$13,549

CAD PER COMMON SHARE	$0.58	$0.53	$0.52	$0.50	$0.53

COMMON SHARES OUTSTANDING	32,576,380	28,917,912	28,832,443	28,846,327	25,546,010

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES	$19,021	$15,291	$15,121	$14,416	$13,549

ACTUAL AMOUNT PAID	$14,739	$14,643	$12,903	$12,837	$11,304

PAYOUT RATIO (Note 2)	77.5%	95.8%	85.3%	89.0%	83.4%

COMMON SHARES OUTSTANDING FOR DISTRIBUTION (Note 2)	32,576,380	32,540,512	28,832,443	28,846,327	25,546,010

CASH DISTRIBUTION PER COMMON SHARE	$0.4525	$0.4500	$0.4475	$0.4450	$0.4425

Note 1: As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Note 2: The payout ratio for the quarter ended 9/30/03 calculation is based on 32,540,412 common shares outstanding to reflect the 3,622,500 common shares issued in October 2003 that also received the third quarter distribution.

Note 3: Certain prior quarter amounts have been reclassified to conform to the 12/31/03 presentation.

     The primary differences between Net Income as calculated under generally accepted accounting principles (“GAAP”) and Cash Available For Distribution (“CAD”) result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of certain fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized into income over the relevant period. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, which are not included in the calculation of CAD.

     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.

MUNICIPAL MORTGAGE & EQUITY, LLC
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	December 31,
	2003	2002

ASSETS:
Investment in tax-exempt bonds and residual interests in bond securitizations	$1,043,973	$781,384
Loans receivable, net	497,884	418,696
Loans receivable held for sale	54,492	42,752
Investments in partnerships	282,492	99,966
Investment in derivative financial instruments	2,563	18,762
Cash, cash equivalents and interest receivable	67,669	59,902
Other assets	165,882	97,919
Goodwill and other intangible assets	134,664	33,537

TOTAL	$2,249,619	$1,552,918

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Notes payable	$646,096	$450,924
Short-term debt	371,881	219,945
Long-term debt	190,090	147,357
Preferred shares subject to mandatory redemption (Note 1)	168,000	—
Tax credit syndication guarantee liability	151,326	—
Residual interests in bond securitizations	—	1,447
Investment in derivative financial instruments	15,287	49,359
Other liabilities	65,104	36,357
Preferred shareholders’ equity in a subsidiary company (Note 1)	—	160,465
Shareholders’ equity	641,835	487,064

TOTAL	$2,249,619	$1,552,918

BOOK VALUE PER COMMON SHARE	$19.74	$19.07

Note 1:	As the result of adopting Financial Accounting Standards Board Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (“FAS 150”), as of July 1, 2003 the Company was required to reclassify its preferred shareholders’ equity of $160.5 million, recording the $168.0 million redemption obligation as a liability and the $7.5 million of preferred equity issue costs as an asset, to be amortized until the redemption dates, on the consolidated balance sheets. In addition, amounts previously classified as distributions paid to the preferred shareholders have been recorded as interest expense starting in the third quarter of 2003.

Municipal Mortgage & Equity, LLC
Analysis of Consolidated Balance Sheet Components

The table on page 16 provides an overview, organized according to major categories of invested assets or product types, of the Company’s assets and liabilities as of December 31, 2003. Management believes this presentation provides helpful detail on the components of the Company’s leverage and how the Company’s assets and liabilities relate to those major categories. The table also provides data on the Company’s off-balance-sheet bond securitizations as of December 31, 2003, in order to permit comparison of the Company’s leverage based on the GAAP balance sheet alone to leverage inclusive of those off-balance-sheet items. Readers are cautioned that (1) this table does not reflect formal operating units or business segments within the Company, (2) shareholder’s equity for each of columns A through G was calculated by taking assets minus liabilities for each column, and the related columnar shareholder equity figures should not, therefore, be construed as representing the actual or notional equity supporting the invested assets or product type represented by a given column, (3) various items grouped in column E (Other) relate to other columns but have been aggregated in column E for ease of presentation and simplicity (e.g., cash is not allocated among the various columns), and (4) the preferred equity interest in MuniMae TE Bond Subsidiary, LLC has been presented in a separate column F to highlight subsidiary preferred shares reclassified as debt as of July 1, 2003 according to Statement of Financial Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.”

MUNICIPAL MORTGAGE & EQUITY, LLC
ANALYSIS OF CONSOLIDATED BALANCE SHEET COMPONENTS
As of December 31, 2003
(In thousands, except percentages)
(Unaudited)

	(A)		(B)	(C)	(D)	(E)
	Bond Securitizations		Taxable	Tax Credit	CAPREIT Equity
	and Derivatives(1)		Lending (2)	Operations (3)	Investments (4)	Other

ASSETS
Investment in tax-exempt bonds, net	$1,043,973		$—	$—	$—	—
Loans receivable, net	25,848		469,514		2,522	—
Loans receivable held for sale			54,492			—
Investments in partnerships				109,341	62,561	(3)
Investment in derivative financial instruments	2,563					—
Cash and cash equivalents						50,826
Interest receivable						16,843
Restricted assets	11,856				19,477	—
Other assets				31,780		38,718
Mortgage servicing rights, net			10,967			—
Goodwill and other intangible assets (7)			15,855	116,927		1,882

Total assets	$1,084,240		$550,828	$258,048	$84,560	$108,266

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$41,409		$475,967	$128,720	$—	$—
Short-term debt	371,881					—
Long-term debt	190,090					—
Preferred shares subject to mandatory redemption						—
Tax credit syndication guarantee liability						—
Investment in derivative financial instruments	15,287					—
Accounts payable and accrued expenses						17,458
Interest payable						6,387
Unearned revenue and other liabilities						31,746

Total liabilities	618,667		475,967	128,720	—	55,591

Liabilities / Assets	57	%(9)	86%	50%	0%	51%
Percentage of liabilities - balance sheet 12/31/03	38%		30%	8%	0%	3%
Percentage of liabilities - adjusted balance sheet 12/31/03	36%		28%	8%	0%	3%
Total shareholders’ equity (8)	465,573		74,861	129,328	84,560	52,675

Total liabilities and shareholders’ equity	$1,084,240		$550,828	$258,048	$84,560	$108,266

[Additional columns below]

[Continued from above table, first column(s) repeated]

	(F)	(G)	(H)	(I)	(J)
	Preferred Shares
	Subject to				Adjusted
	Mandatory	Tax Credit	Balance Sheet	Off Balance Sheet	Balance Sheet
	Redemption (5)	Guaranteed Funds (6)	December 31, 2003	Bond Securitizations	December 31, 2003

ASSETS
Investment in tax-exempt bonds, net	$—	$—	$1,043,973	$104,065	$1,148,038
Loans receivable, net			497,884		497,884
Loans receivable held for sale			54,492		54,492
Investments in partnerships		110,593	282,492		282,492
Investment in derivative financial instruments			2,563		2,563
Cash and cash equivalents			50,826		50,826
Interest receivable			16,843		16,843
Restricted assets		44,192	75,525		75,525
Other assets	7,419	1,473	79,390		79,390
Mortgage servicing rights, net			10,967		10,967
Goodwill and other intangible assets (7)		—	134,664		134,664

Total assets	$7,419	$156,258	$2,249,619	$104,065	$2,353,684

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$—	$—	$646,096	$—	$646,096
Short-term debt			371,881		371,881
Long-term debt			190,090	104,065	294,155
Preferred shares subject to mandatory redemption	168,000		168,000		168,000
Tax credit syndication guarantee liability		151,326	151,326		151,326
Investment in derivative financial instruments			15,287		15,287
Accounts payable and accrued expenses		48	17,506		17,506
Interest payable	3,194		9,581		9,581
Unearned revenue and other liabilities		6,271	38,017		38,017

Total liabilities	171,194	157,645	1,607,784	104,065	1,711,849

Liabilities / Assets	2308%	101%	71.5%	100%	72.7%
Percentage of liabilities - balance sheet 12/31/03	11%	10%	100%	N/A	N/A
Percentage of liabilities - adjusted balance sheet 12/31/03	10%	9%	N/A	6%	100%
Total shareholders’ equity (8)	(163,775)	(1,387)	641,835	—	641,835

Total liabilities and shareholders’ equity	$7,419	$156,258	$2,249,619	$104,065	$2,353,684

NOTES

(1)	Bond securitizations and derivatives includes the Company’s investments in tax-exempt bonds, bond related investments and derivatives and the related on-balance sheet debt and cash collateral.

(2)	Taxable lending includes the Company’s construction and permanent loans and the related borrowings from the Midland Affordable Housing Group Trust, pension funds and lines of credit.

(3)	Tax credit operations includes the Company’s investment in properties and advances to tax credit equity funds and the related borrowings under lines of credit. This column also includes borrowings under a line of credit used to finance the July 2003 acquisition of Lend Lease’s tax credit operations.

(4)	CAPREIT equity investments includes the taxable equity investments in the CAPREIT joint ventures and the related cash collateral.

(5)	Due to Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” the preferred shares issued by TE Bond Subsidiary have been reclassified to debt as of July 1, 2003.

(6)	Tax credit guaranteed funds includes assets and liabilities associated with funds where the Company has provided investors a guarantee or has continuing involvement with the assets of the funds. All of these assets and liabilities related to interests in tax credit equity syndications acquired as of July 1, 2003 from Lend Lease.

(7)	Goodwill of $31.7 million related to the 1999 purchase of the Midland Companies has been allocated equally between taxable lending and tax credit operations.

(8)	Shareholders’ equity was calculated by taking assets minus liabilities for each column, and therefore these amounts do not accurately represent the actual or notional amount of equity attributable to each column.

(9)	Including the assets and liabilities from off balance sheet bond securitizations the percentage would be 61%.

MUNICIPAL MORTGAGE & EQUITY, LLC
2003 INVESTMENTS
FOURTH QUARTER
(In thousands)

BOND PRODUCTION:

				QUARTER		YTD
			PERMANENT	BOND AMOUNT		PRODUCTION
			INTEREST
PROPERTY	CITY	STATE	RATE	CONSTRUCTION	PERMANENT	CONSTRUCTION	PERMANENT

Athens Gardens (2)	Athens	GA	5.80%	$3,100	$3,100	$3,100	$3,100
Beacon Lakes	Miami	FL	6.90%	—	16,000	—	16,000
Brookside Park (3)	Atlanta	GA	Various	12,400	12,400	12,400	12,400
Clarke Gardens (2)	Athens	GA	5.80%	3,300	3,300	3,300	3,300
Glenwood Farms (2)	Richmond	VA	7.05%	8,815	8,815	8,815	8,815
McEver Vineyards (2)	Gainesville	GA	6.50%	11,000	11,000	11,000	11,000
Miromar Lakes (4)	Miromar	FL	6.88%	—	27,560	—	27,560
Pointe at St. Joseph	South Bend	IN	Various	—	12,824	—	12,824
Riverview Manor (3)	Canton	GA	5.50%	8,500	8,500	8,500	8,500
Rocky Creek Apartments (2)	Greenville	SC	6.75%	10,750	10,750	10,750	10,750
Rogers Commons (1)	Rogers	AZ	5.63%	7,260	7,260	7,260	7,260
Sterlingshire Apartments (2)	Houston	TX	7.20%	6,100	6,100	6,100	6,100
Stonebrook Apartments (1)	Renton	WA	6.15%	—	10,450	—	10,450

				71,225	138,059	71,225	138,059
First Quarter Volume						9,350	22,725
Second Quarter Volume						32,860	32,860
Third Quarter Volume						44,250	56,780

TOTAL				$71,225	$138,059	$157,685	$250,424

(1)	The Company earned a 1.00% origination fee on this deal.

(2)	The Company earned a 1.25% origination fee on this deal.

(3)	The Company earned a 1.75% origination fee on this deal.

(4)	The Company’s initial investment was $6.8 million. The Company earned a $150,000 fee on the initial investment.

CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:

		TOTAL FEES		TOTAL FEES
		RECOGNIZED		RECOGNIZED
	QUARTER	THIS QUARTER	YTD	YTD
	VOLUME	FOR CAD	VOLUME	FOR CAD

Tax Credit Equity Syndications (Equity Raised)	$335,952	$18,004	$555,069	$27,828
Tax Credit Acquisition Production	$268,899	$—	$455,991	$—
Conventional Equity Production	$9,462	$331	$59,637	$1,965
Taxable Construction Loan Production (generating a weighted average spread of 1.21%)	$73,913	$384	$254,475	$1,505
Taxable Permanent Loan Production	$138,393	$2,185	$348,376	$5,272
Supplemental Loans	$15,641	$66	$57,956	$443
OTHER INFORMATION:
Balance as of 12/31/03 of Permanent Loan Servicing Portfolio under Management	$1,201,224	$975
Balance as of 12/31/03 of Equity Syndication Portfolio under Management	$5,398,315	$5,760

MUNICIPAL MORTGAGE & EQUITY, LLC
PARTICIPATING BOND PORTFOLIO
NET OPERATING INCOME - TREND

As of December 31, 2003

		Q4 2002	Q3 2003	Q4 2003	Q4 ’03 /	Q4 ’03 /
	Property	Actual	Actual	Actual	Q4 ’02	Q3 ’03

	Alban	239,695	248,055	271,172	13.1%	9.3%
(1)	Arlington	-10,989	-62,259	-43,442	295.3%	-30.2%
	Barkley Place	136,349	342,359	312,648	129.3%	-8.7%
(1)	Barrington at Beach Street	137,698	189,121	238,903	73.5%	26.3%
	Cobblestone	165,532	165,802	170,648	3.1%	2.9%
(1)	Cool Springs	31,961	29,433	73,421	129.7%	149.5%
	Creekside	292,195	287,620	261,264	-10.6%	-9.2%
	Crossings	153,686	177,476	165,379	7.6%	-6.8%
	Gilman Meadows	156,969	158,066	146,043	-7.0%	-7.6%
	Hamilton Grove	178,965	210,670	173,311	-3.2%	-17.7%
	Jefferson Commons	284,836	194,213	341,013	19.7%	75.6%
	Lakeview	188,801	186,237	175,075	-7.3%	-6.0%
	Mallard I	34,006	30,014	37,623	10.6%	25.4%
	Mallard II	111,175	101,558	92,029	-17.2%	-9.4%
	Montclair	259,291	333,461	267,283	3.1%	-19.8%
	Newport Village	216,901	188,578	227,583	4.9%	20.7%
	Nicollet Ridge	357,517	398,239	360,953	1.0%	-9.4%
	Palisades Park	247,662	288,481	265,264	7.1%	-8.0%
	Riverset I	383,727	198,953	370,318	-3.5%	86.1%
	Riverset II	182,374	58,067	120,888	-33.7%	108.2%
	Steeplechase Falls	317,990	331,620	439,386	38.2%	32.5%
	Meadows	137,729	111,175	108,196	-21.4%	-2.7%
	Timber Ridge	149,129	100,528	115,519	-22.5%	14.9%
	Villas at LaRiviera	254,038	178,776	216,470	-14.8%	21.1%
	Whispering Lake	332,708	317,920	262,818	-21.0%	-17.3%
	Winter Oaks	301,480	302,102	178,175	-40.9%	-41.0%
	Total	5,241,425	5,066,266	5,347,941	2.0%	5.6%
	Same Store Growth	5,082,755	4,909,971	5,079,059	-0.1%	3.4%

(1)	In Lease-up. Quarterly totals are not included in Same Store Growth calculations.

								Avg. Monthly Rent
								Per Apartment Unit
				Occupancy
								Month	Month	Month	Month
				Month Ended	Month Ended	Month Ended	Month Ended	Ended	Ended	Ended	Ended
		Month/Year	Apartment	Dec 31	Sept 30,	Dec 31	Dec 31	Dec 31	Sept 30,	Dec 31	Dec 31
Apartment Community	Location	Acquired	Units	2003	2003	2002	2001	2003	2003	2002	2001

Participating Mortgage Bonds:
Alban Place	Frederick, MD	Sep-86	194	92.3%	94.8%	93.3%	90.7%	971	974	955	895
Cobblestone	San Antonio, TX	Aug-99	184	94.0%	97.8%	92.4%	94.0%	587	584	573	568
Creekside Village	Sacramento, CA	Nov-87	296	93.9%	96.3%	99.7%	99.7%	609	603	582	532
Crossings	Lithonia, GA	Jan-97	200	87.5%	86.0%	87.0%	95.5%	768	760	749	742
Jefferson Commons	San Marcos, TX	Dec-00	173	87.3%	89.0%	84.8%	94.8%	1,229	1,234	1,261	1,331
Lakeview	Miami, FL	Sep-87	180	88.3%	97.2%	91.7%	97.2%	736	725	703	684
Timber Ridge	San Antonio, TX	Dec-00	168	92.9%	92.9%	94.0%	96.4%	461	495	497	491
Villas at LaRiviera	Sacramento, CA	Jun-99	199	92.5%	88.5%	97.5%	96.5%	711	711	708	653

Subtotal Participating Mortgage Bonds			1,594

Mortgage Bonds
Applewood (a.k.a. Paola)	Paola, KS	Jul-99	48	100.0%	97.9%	85.4%	91.7%	566	566	517	507
Autumn Oaks/Crest at Thousand Oaks		Feb-03	410	93.9%	96.5%	N/A	N/A	519	516	N/A	N/A
Charter House (2)	Lenexa, KS	Dec-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cielo Vista	El Paso, TX	Aug-99	378	93.7%	95.5%	90.5%	89.7%	421	423	388	424
Country Club	Topeka, KS	Jul-99	101	74.3%	85.1%	86.1%	87.1%	454	445	440	443
Delta Village	Stockton, CA	Jun-99	80	98.8%	97.5%	97.5%	93.8%	607	591	581	562
Elmbrooke	Minnetonka, MN	Aug-00	54	100.0%	100.0%	100.0%	100.0%	1,063	1,062	1,021	716
Florida A&M	Tallahassee, FL	Feb-00	96	100.0%	100.0%	90.1%	69.8%	1,597	1,646	1,377	1,384
Gannon (Dade) (3)	Miami, FL	Feb-98	575	93.9%	93.9%	97.0%	93.9%	827	823	755	731
Gannon (St. Louis)	St. Louis, MO	Feb-98	336	90.2%	89.0%	87.5%	91.1%	598	595	581	557
Hidden Valley	Kansas City, MO	Dec-96	82	85.4%	98.8%	89.0%	87.8%	587	580	601	538
Honey Creek	Dallas, TX	Mar-99	656	87.0%	85.1%	91.8%	91.6%	517	544	550	563
Lake Piedmont	Indianapolis, IN	Apr-98	648	92.9%	94.3%	88.6%	85.0%	500	502	483	472
Monroe (Oakmont, Towne Oak)	Monroe, LA	Dec-98	364	92.0%	96.4%	97.3%	98.4%	491	491	487	478
Mountain View (Willowgreen)	Tacoma, WA	Nov-86	241	93.4%	95.4%	92.9%	92.5%	648	646	640	618
Northridge Park II	Salinas, CA	Aug-87	128	94.5%	99.2%	84.4%	97.7%	1,027	1,019	1,023	1,036
Oakbrook	Topeka, KS	Dec-96	170	81.2%	74.7%	98.2%	95.9%	467	474	449	446
Oklahoma City (4)	Oklahoma City, OK	Aug-98	774	92.9%	93.7%	91.6%	89.0%	487	488	485	470
Orangevale	Orange, CA	Apr-98	64	98.4%	96.9%	98.4%	100.0%	969	969	973	957
Parkwood	Turlock, CA	Jun-99	180	97.2%	93.9%	95.6%	97.2%	492	484	473	455
Pointe at St. Joseph		Nov-03	202	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverset II (1)	Memphis, TN	Jan-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverview	Fulton County, GA	Jun-00	228	98.2%	98.2%	96.9%	17.0%	655	652	657	676
Sahuarita	Sahuarita, AZ	Jun-99	52	61.5%	67.3%	90.4%	75.0%	592	427	551	432
Santa Fe Springs	Phoenix, AZ	Jun-00	310	89.4%	91.9%	84.5%	88.4%	595	593	595	593
Shadowbrook	Selma, CA	Jun-99	193	98.4%	99.5%	97.9%	96.4%	524	511	483	476
Silver Springs	Kent, WA	Dec-99	250	86.0%	94.0%	92.4%	86.4%	771	771	777	783
Southwind	Sacramento, CA	Aug-00	88	100.0%	100.0%	100.0%	96.6%	760	737	713	680
Torries Chase	Olathe, KS	Dec-96	99	89.9%	90.9%	91.9%	99.0%	511	517	511	488
Village Apartments	Baytown, TX	May-00	210	95.7%	95.2%	96.2%	84.8%	585	585	568	492
Village at Stone Mountain	Stone Mountain, GA	Oct-97	722	87.5%	88.0%	86.1%	93.1%	734	737	759	722
Village Green	Austin, TX	Feb-00	200	93.5%	92.5%	89.5%	89.5%	635	635	635	635
Weatherstone	Rochester, MN	Sep-00	100	93.0%	99.0%	87.0%	40.0%	757	798	804	800
Western Hills	Overland Park, KS	Dec-98	80	67.5%	65.0%	80.0%	100.0%	528	527	507	506
Willow Key	Orlando, FL	Mar-99	384	95.6%	93.5%	96.1%	98.2%	707	703	684	641
Woodglen	Houston, TX	Dec-99	250	85.2%	86.0%	86.0%	93.2%	693	679	664	631
Woodmark	Woodland, CA	Jun-99	173	100.0%	99.4%	96.5%	97.7%	673	680	680	696

Subtotal Mortgage Bonds			8,926

Participating Subordinate Mortgage Bonds:
Barkley Place	Ft. Myers, FL	May-87	156	97.4%	96.2%	94.2%	92.9%	2,136	2,140	2,056	2,097
Gilman Meadows	Issaquah, WA	Mar-87	125	92.8%	99.2%	93.6%	94.4%	952	961	1,016	1,032
Hamilton Chase	Chattanooga, TN	Feb-87	300	88.0%	95.7%	91.7%	94.0%	627	625	622	607
Mallard Cove I & II	Everett, WA	Feb-87	198	91.9%	94.9%	96.5%	87.4%	718	711	717	762
Meadows	Memphis, TN	Jan-88	200	84.5%	92.0%	95.0%	98.5%	611	610	605	606
Montclair	Springfield, MO	Oct-86	159	88.7%	95.0%	93.1%	90.6%	1,863	1,849	1,844	1,841
Newport Village	Thornton, CO	Dec-86	220	90.5%	91.8%	88.2%	95.9%	855	851	839	824
Nicollet Ridge	Burnsville, MN	Dec-87	339	93.5%	95.0%	94.4%	90.0%	955	955	937	939
Riverset II	Memphis, TN	Jan-96	148	94.6%	91.4%	92.2%	88.2%	731	716	708	705
Steeplechase	Knoxville, TN	Oct-88	450	93.8%	98.2%	93.8%	96.2%	627	618	606	587
Whispering Lake	Kansas City, MO	Oct-87	384	87.0%	91.9%	88.5%	88.3%	650	651	648	648

Subtotal Participating Subordinate Mortgage Bonds			2,679

								Avg. Monthly Rent
								Per Apartment Unit
				Occupancy
								Month	Month	Month	Month
				Month Ended	Month Ended	Month Ended	Month Ended	Ended	Ended	Ended	Ended
Apartment		Month/Year	Apartment	Dec 31	Sept 30,	Dec 31	Dec 31	Dec 31	Sept 30,	Dec 31	Dec 31
Community	Location	Acquired	Units	2003	2003	2002	2001	2003	2003	2002	2001

Subordinate Mortgage Bonds:
CAPREIT		Sep-99	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Farmington Meadows	Aloha, OR	Aug-99	69	95.7%	100.0%	100.0%	100.0%	814	814	814	814
Independence Ridge	Independence, MO	Aug-96	336	81.3%	78.9%	71.1%	83.9%	554	554	553	550
Locarno	Kansas City, MO	Aug-96	110	85.5%	76.4%	91.8%	92.7%	874	890	889	866
Olde English Manor	Wichita, KS	Nov-99	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Peaks of Conyer		Sep-01	260	82.7%	81.9%	87.7%	89.6%	735	732	735	740
Rillito Village		Jul-00	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Winter Oaks	Winter Haven, FL	Nov-99	460	91.7%	91.1%	94.3%	86.1%	566	562	558	547

Subtotal Subordinate Mortgage Bonds			1,235

Other Bond Related Investments:
Briarwood	Virginia Beach, VA	Dec-98	600	96.8%	95.8%	95.0%	97.3%	659	646	623	589
Cinnamon Ridge	Egan, MN	Dec-97	264	89.0%	95.8%	92.4%	95.8%	962	960	932	916
Golfside Villas (f.k.a. Club West)	Dade Co., FL	Mar-99	194	99.0%	99.5%	98.9%	100.0%	613	615	615	586
Park at Landmark		Sep-00	396	97.9%	97.0%	97.0%	94.9%	1,067	1,064	1,084	1,015
Poplar Glen	Columbia, MD	Jun-97	191	96.9%	93.7%	96.3%	98.4%	986	1,005	971	919
RITES - Charter House	Lenexa, KS	Dec-96	280	93.2%	94.6%	91.4%	89.3%	626	625	624	611
RITES - Indian Lakes	Virginia Beach, VA	Jul-97	296	95.9%	97.3%	79.4%	89.2%	793	791	800	774
RITES - LaPaloma	Azusa, CA	Apr-99	120	96.7%	99.2%	98.3%	99.2%	636	649	629	620
RITES - LeMirador (Coleman Senior)	San Jose, CA	Apr-98	141	83.7%	85.1%	90.1%	96.5%	807	853	834	814
RITES - Museum Towers		Apr-01	286	95.8%	95.8%	94.1%	89.5%	1,389	1,389	1,342	1,344
RITES - Olde English Manor	Wichita, KS	Jun-98	264	73.5%	75.8%	93.9%	91.3%	501	501	488	473
RITES - Palisades Park	Universal City, TX	Feb-98	304	90.8%	99.0%	92.8%	99.3%	560	560	551	525
RITES - Pavillion	Pico Rivera, CA	Apr-99	132	100.0%	100.0%	100.0%	100.0%	693	674	652	655
RITES - Rancho/Villas	San Antonio, TX	May-00	417	85.4%	87.0%	89.8%	84.6%	532	534	545	483
RITES - Rillito Village	Tucson, AZ	Aug-98	272	90.4%	94.5%	89.0%	86.8%	472	472	445	447
RITES - Riverset (1)	Memphis, TN	Aug-88	352	94.6%	91.4%	92.2%	88.2%	726	722	697	699
RITES - Riverset II (1)	Memphis, TN	Jan-96	—	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
RITES - Sienna (a.k.a. Italian Gardens)	San Jose, CA	Apr-98	140	88.6%	87.1%	87.9%	95.0%	815	818	810	807
RITES - Sonterra	San Antonio, TX	May-98	156	87.2%	89.1%	92.3%	76.3%	909	861	857	844
RITES - Southgate Crossings	Columbia, MD	Jun-97	215	94.0%	94.0%	94.0%	100.0%	1,026	1,015	987	943
RITES - Southwood	Richmond, VA	Nov-97	1,286	63.2%	66.0%	79.4%	82.0%	500	497	500	489

Subtotal Other Bond Related Investments			6,306

Total Units/Weighted Average Investments			20,740	89.6%	90.9%	91.1%	90.4%	693	692	685	670

Total/Same Stores (5) 2001			20,128	89.5%	90.8%	91.1%	90.4%	696	696	685	670
Total/Same Stores (5) 2002			20,128	89.5%	90.8%	91.1%		696	696	685

								Avg. Monthly Rent
								Per Apartment Unit
				Occupancy
								Month	Month	Month	Month
		Month/		Month Ended	Month Ended	Month Ended	Month Ended	Ended	Ended	Ended	Ended
Apartment		Year	Apartment	Dec 31	Sept 30,	Dec 31	Dec 31	Dec 31	Sept 30,	Dec 31	Dec 31
Community	Location	Acquired	Units	2003	2003	2002	2001	2003	2003	2002	2001

Construction/Substantial Rehab Properties and Other Investments
Arlington	Arlington, TX	Dec-00	176	36.9%	36.9%	24.4%	N/A	1,389	1,389	1,388	N/A
Barrington at Beach Street	Ft. Worth, TX	Oct-00	398	75.9%	76.4%	53.0%	17.1%	798	798	805	842
Bedford Park	Indianapolis, IN	Oct-00	312	46.2%	60.3%	64.1%	42.9%	509	507	530	528
Brookside Park		Dec-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
CAPREIT Joint Venture (6)		Jun-02	6,279	94.2%	94.5%	93.6%	N/A	733	739	749	N/A
CAPREIT TERA (7)		Mar-01	2,942	93.6%	94.3%	93.0%	92.0%	597	601	580	638
Cedar Park Ranch		Aug-03	180	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chancellor		Nov-01	101	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Chancellor II		Mar-02	46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
City Views at Rosa Burney Park		Dec-02	180	71.7%	73.9%	N/A	N/A	620	579	N/A	N/A
Cliffs at Grove Barton		Apr-03	132	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cool Springs	Franklin, TN	Aug-00	124	61.3%	61.3%	51.6%	17.7%	1,966	1,958	1,932	1,958
Coronel Village		Apr-02	48	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Desert Tree Estates		Sep-03	196	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Eden Park		May-03	104	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Evergreen at Mesquite		Aug-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Fort Branch	Austin, TX	Dec-00	250	82.4%	88.4%	60.8%	N/A	704	718	806	N/A
Glenwood Farms		Nov-03	294	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hidden Brooks		Sep-01	201	79.1%	61.7%	85.6%	87.1%	843	1,075	1,024	1,050
Jefferson at Town Lake		Dec-02	216	88.0%	88.0%	N/A	N/A	1,449	N/A	N/A	N/A
Lake Pleasant Village		May-03	152	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Las Trojas		Mar-02	49	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Liberty Park Townhomes		Feb-03	184	79.3%	54.9%	N/A	N/A	490	490	N/A	N/A
Lincoln Corner		Dec-01	134	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
McEver Vineyards		Nov-03	221	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Meridian at Bridgewater	Bridgewater, NJ	Nov-99	90	85.6%	90.0%	86.7%	52.2%	3,496	3,496	3,496	3,515
Mountain View Village		Jun-02	220	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
North White Road		Nov-01	157	33.8%	11.5%	N/A	N/A	N/A	N/A	N/A	N/A
Oak Grove Commons		Dec-01	168	62.5%	83.9%	N/A	N/A	N/A	N/A	N/A	N/A
Olathe Senior Residences		Dec-02	144	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Osborne Place Manor		Dec-02	50	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Penn Valley		Dec-01	42	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Riverview Manor		Dec-03	120	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Rocky Creek		Dec-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sanger Trails		Dec-02	208	40.4%	10.1%	N/A	N/A	N/A	N/A	N/A	N/A
Sterlingshire		Dec-03	200	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Sycamore Senior Village		Jun-02	300	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Village at Sun Valley	Mesa, AZ	May-00	276	74.3%	81.5%	70.7%	32.6%	684	684	683	643
Walnut Grove		Jul-03	60	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Walnut Tree		Mar-02	64	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Woodland Village		May-03	198	12.6%	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Subtotal Construction/Rehab Properties			15,816

Total Units			36,556

(1)	The Company owns a participating bond, a participating subordinate bond and a RITES interest collateralized by the Riverset property.

(2)	The Company owns a non-participating bond and a RITES interest collateralized by the Charter House property.

(3)	The Dade Gannon Portfolio represents three properties.

(4)	The Oklahoma City Portfolio represents three properties.

(5)	Same Store includes only properties reporting for all four quarters of 2003.

(6)	CAPREIT Joint Venture represents twenty properties (not included previously in CAPREIT Portfolio). November 2003 Average Rent used in place of December 2003.

(7)	The CAPREIT TERA Portfolio represents eleven properties. November 2003 Average Rent used in place of December 2003.